EXHIBIT 24


                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 10, 1995





                                         /s/James A. Henderson
                                         __________________________
                                         James A. Henderson
                                         Director & Chairman of the
                                         Board and Chief Executive
                                         Officer

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 10, 1995





                                         /s/Theodore M. Solso
                                         ________________________
                                         Theodore M. Solso
                                         Director & President and
                                         Chief Operating Officer

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 25, 1995





                                           /s/Harold Brown
                                           _______________
                                           Harold Brown
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 10, 1995





                                           /s/K. R. Dabrowski
                                           ___________________
                                           K. R. Dabrowski
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 10, 1995






                                           /s/Robert J. Darnall
                                           ____________________
                                           Robert J. Darnall
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 23, 1995





                                           /s/W. Y. Elisha
                                           __________________
                                           W. Y. Elisha
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 10, 1995





                                           /s/Hanna H. Gray
                                           ________________
                                           Hanna H. Gray
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 10, 1995





                                           /s/D. G. Mead
                                           _______________
                                           D. G. Mead
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 10, 1995





                                           /s/J. Irwin Miller
                                           __________________
                                           J. Irwin Miller
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 10, 1995





                                           /s/William I. Miller
                                           ____________________
                                           William I. Miller
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 10, 1995





                                           /s/Donald S. Perkins
                                           ____________________
                                           Donald S. Perkins
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 10, 1995





                                           /s/William D. Ruckelshaus
                                           _________________________
                                           William D. Ruckelshaus
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 10, 1995





                                           /s/H. B. Schacht
                                           ___________________
                                           H. B. Schacht
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 22, 1995





                                           /s/F. A. Thomas
                                           _____________________
                                           F. A. Thomas
                                           Director

                      CUMMINS ENGINE COMPANY, INC.
                           POWER OF ATTORNEY
                      ____________________________



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mark R. Gerstle and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1994 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 10, 1995





                                           /s/J. Lawrence Wilson
                                           _____________________
                                           J. Lawrence Wilson
                                           Director